Exhibit 99.1
Rover Announces Confirmation of Previously Announced 2021 Revenue Guidance Ahead of Participation at 24th Annual Needham Virtual Growth Conference

SEATTLE, Jan. 14, 2022 (GLOBE NEWSWIRE) -- Rover Group, Inc. (“Rover”) (NASDAQ: ROVR), the world’s largest online marketplace for pet care, today announced that it confirms its previously announced revenue guidance for fiscal 2021 of $106 - $110 million as disclosed in its third quarter earnings release issued on November 8, 2021 despite an increased cancellation rate of approximately 16% during the fourth quarter of 2021 related to COVID-19.
Rover previously announced on January 5, 2022 that management will present at the 24th Annual Needham Virtual Growth Conference on Friday, January 14, 2022 at 9:30 AM PT (12:30 PM ET). The fireside chat will be available via a live webcast and an archived replay on Rover’s investor relations website at https://investors.rover.com/.
Rover intends to report its full fiscal fourth quarter and full year 2021 results in March 2022.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements regarding Rover’s 2021 revenue guidance. Such forward-looking statements are based on current assumptions that involve risks, uncertainties and assumptions that may cause actual events, results, or performance to differ materially from those indicated by such statements. Certain of these risks are identified in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rover’s SEC filings, including, but not limited to, the final prospectus filed with the SEC on November 22, 2021 and Rover’s Quarterly Report on Form 10-Q filed for the quarter ended September 30, 2021 filed on November 10, 2021. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Rover’s other recent filings with the SEC which are available, free of charge, on the SEC’s website at www.sec.gov. Furthermore, Rover is in the process of finalizing its financial and operating results for the fourth quarter 2021, and therefore Rover’s finalized and audited results and final analysis of those results are not yet available. The preliminary expectations reflected in Rover’s 2021 revenue guidance are the responsibility of management, are subject to management’s review and actual results could differ from management’s expectations. The actual results are also subject to audit by Rover’s independent registered public accounting firm and no assurance is given by Rover’s independent registered public accounting firm on such preliminary expectations. You should not draw any conclusions as to any other financial results as of and for the quarter ended December 31, 2021 based on the foregoing revenue guidance and estimated cancellation rate. The forward-looking statements in this release speak only as of the date they are made. Except as required by law, Rover assumes no obligation and does not intend to update any forward-looking statements or to conform these statements to actual results or changes in Rover’s expectations.
About Rover
Founded in 2011 and based in Seattle, Rover (Nasdaq: ROVR) is the world’s largest online marketplace for pet care. Rover connects pet parents with pet providers who offer overnight services, including boarding and in-home pet sitting, as well as daytime services, including doggy daycare, dog walking, and drop-in visits. To learn more about Rover, please visit https://www.rover.com.
Contacts:
MEDIA
pr@rover.com
Kristin Sandberg
(360) 510-6365
INVESTORS
brinlea@blueshirtgroup.com
Brinlea Johnson
(415) 269-2645